RABOBANK INTERNATIONAL F&A INVESTOR CONFERENCE C. Larry Pope President and Chief Executive Officer Smithfield Foods, Inc. November 6, 2013

2 FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking” statements within the meaning of the federal securities laws. The forward-looking statements include statements concerning our outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. Our forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include, but are not limited to, the availability and prices of live hogs, feed ingredients (including corn), raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, risks associated with our indebtedness, including cost increases due to rising interest rates or changes in debt ratings or outlook, hedging risk, adverse weather conditions, operating efficiencies, changes in foreign currency exchange rates, access to capital, the cost of compliance with and changes to regulations and laws, including changes in accounting standards, tax laws, environmental laws, agricultural laws and occupational, health and safety laws, adverse results from litigation, actions of domestic and foreign governments, labor relations issues, credit exposure to large customers, the ability to realize the anticipated strategic benefits of the acquisition of Smithfield Foods, Inc. by Shuanghui International Holdings Limited, the ability to make effective acquisitions and successfully integrate newly acquired businesses into existing operations and other risks and uncertainties described under "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended April 28, 2013. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that we make speaks only as of the date of such statement, and we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

WHO IS SMITHFIELD? 3

4 SMITHFIELD AT A GLANCE TTM FY14 Q1 Sales=$13.5 billion TTM FY14 Q1 Operating Profit=$485 million PACKAGED MEATS $6.3 billion $437 million Sales Operating Profit HOG PRODUCTION $3.3 billion $(76) million Sales Operating (Loss) INTERNATIONAL $1.5 billion $94 million Sales Operating Profit PORK $11.3 billion $574 million Sales Operating Profit FRESH PORK $5.0 billion $137 million Sales Operating Profit

5 PORK SEGMENT IS KEY BUSINESS MODEL DRIVER Hog Production 20% International 10% Packaged Meats 39% Fresh Pork 31% Pork 70% Note: TTM FY14 Q1 sales before inter- segment eliminations

6 SMITHFIELD’S OPERATIONS EXTEND TO 12 COUNTRIES AND 24 US STATES NORTH AMERICA EUROPE Wholly owned operations Campofrío Food Group Joint Venture

7 #1 HOG PRODUCER 15% 6% 4% 3% 3% 3% OTHERS 66% Source: U.S. Pork Powerhouses 2012

8 #1 PORK PROCESSOR 26% 17% 11% 8% 8% 4% 4% OTHERS 22% Source: National Pork Board Spring 2013

9 STRATEGIC BRAND PORTFOLIO • Strategic brand portfolio designed for profitable growth – Smithfield is leading supplier to retail and foodservice channels – Brands that win with consumers – Hold leading market positions – Play to the demographic segments and regional preferences that are inherent in packaged meats – Brands with strong pipelines for quality, innovation and brand activation

WHO IS SHUANGHUI? 10

11 WHO IS SHUANGHUI? Henan Shuanghui Development Shuanghui International Holdings Limited Hong Kong-based holding company serving as a global platform for food and food-related businesses Owns a majority shareholding in Henan Shuanghui Development, China’s largest meat processing business Shareholders include CDH Investments, Goldman Sachs, New Horizon, Kerry Group, and Temasek, as well as Shuanghui employees Public meat processing company headquartered in Luohe, Henan, China Largest meat producer and clear market leader in China Businesses include hog production, meat processing, fresh meat and packaged meat production and distribution

12 $6.5 bn SALES 310,000 hogs HOG PRODUCTION VOLUME 31% CAGR (1984-2012) SALES GROWTH 11.4 mm hogs PORK PROCESSING VOLUME $3.5 bn TOTAL ASSETS 3.4 bn lbs PACKAGED MEATS VOLUME KEY DATA SUMMARY Note: All figures for CY12

13

#2 PORK PROCESSOR IN CHINA

China processes about 650 million hogs per year.


Yurun
13.8 mm hd
2%
China Yurun Food Group Limited
中國雨潤食品集團有限公司
双汇发展
SHUANGHUI DEVELOPMENT
Shuanghui
11.4 mm hd
2%
Jinluo
6.7 mm hd
1%
金锣
Zhongpin
5.3 mm hd
1%
众品食业
ZHONGPIN FOOD
Gaojin
1.6 mm hd
0.2%
GJ
中国驰名商标
高金食品
OTHERS
612 mm hd
94%

14 Shuanghui 3.4 bn lbs 9% Jinluo 1.3 bn lbs 3% Yurun 243 mm lbs 1% Zhongpin 243 mm lbs 1% COFCO 110 mm lbs 0.3% OTHERS 34.4 bn lbs 87% #1 PACKAGED MEATS COMPANY IN CHINA China produces approximately 40 billion pounds of packaged meats annually.

TRANSACTION TIMELINE 15

16 TRANSACTION OVERVIEW • On May 28, 2013, Smithfield entered into a definitive merger agreement with Shuanghui International to create a leading global pork enterprise • On September 26, 2013, Shuanghui International and Smithfield completed their strategic combination in the largest Sino-US transaction to date • Shuanghui acquired all of the outstanding shares of Smithfield for $34.00 per share in cash and Smithfield’s stock ceased to be publicly traded • Agreement valued Smithfield at approximately $7.1 billion • Smithfield became a wholly-owned independent subsidiary of Shuanghui International Holdings Limited, operating as Smithfield Foods

17 REGULATORY CLEARANCES AND APPROVALS US Antitrust The Committee on Foreign Investment in the United States (CFIUS) Non-US Regulatory Approvals in Mexico, Poland, Russia and Ukraine Approval by Smithfield's shareholders Regulatory Clearances and Approvals

18 SMITHFIELD AND SHUANGHUI JOURNEY EARLY 2000s Shuanghui becomes a Smithfield customer. 2006 Shuanghui and Smithfield initiate high-level preliminary discussions about potential business transactions, none of which result in a deal. 2013 D EC EMB ER 201 2 Smithfield and Shuanghui contingent meet in Virginia and agree to expand commercial relationship.

After the close of trading, Continental Grain Company, then a major shareholder of Smithfield, makes public a letter to the Smithfield Board that, among other things, suggests that Smithfield should be split into three separate parts. MA R CH 7, 201 3 Smithfield announces its third quarter earnings, and the Smithfield stock closes at $24.68 per share, a 10.7% gain from the previous day. FOLLOWING DAYS AND WEEKS The Smithfield Board determines that it is not in the best interests of the company’s shareholders to pursue a restructuring or other break-up of Smithfield. Later that same day, Smithfield Board agrees that Shuanghui’s proposal of $30.00 per share is not at a level that they are interested in pursuing. MA R CH 21, 201 3 Shuanghui offers to acquire all outstanding shares of Smithfield for $30.00 per share in cash. MARCH 19

MA R CH 24, 201 3 Shuanghui offers to acquire all outstanding shares of Smithfield for $33.00 per share in cash. APRI L 1 –3, 201 3 Smithfield holds one-on- one meetings with investors to discuss its strategic position and the Continental Grain letter. APRI L 4, 201 3 Smithfield communicates to Shuanghui that their proposed price of $33.00 per share is not sufficient. APRI L 19, 201 3 Shuanghui increases their offer to $33.50 per share in cash. APRI L 28, 201 3 CEO Larry Pope speaks with Company A and indicates that the value represented by their proposal is too low for Smithfield to meaningfully engage in discussions. APRI L 26, 201 3 Company A, a non- U.S. public company, proposes to acquire Smithfield for $30.00 per share in cash. APRIL 20

The Smithfield Board unanimously adopts and approves the merger agreement and resolves to recommend that Smithfield shareholders vote to approve the merger agreement. M A Y 3, 201 3 Company A increases its offer to $33.50 per share in cash. M A Y 8, 201 3 Company B, a non-U.S. public company, submits a proposal to acquire all of the outstanding shares of Smithfield for a purchase price of between $31.00 and $35.00 per share in cash. M A Y 1 3 –15, 201 3 Shuanghui participates in management presentations and is provided with due diligence information at meetings in New York with Smithfield. M A Y 21, 201 3 Company B delivers a revised proposal, offering $34.00 per share in cash. M A Y 25, 201 3 Smithfield and Shuanghui agree, subject to obtaining approval of the Smithfield Board, on a price of $34.00 per share. After the close of trading, Shuanghui and Smithfield execute the merger agreement. M A Y 28, 201 3 MAY 21

M A Y 29, 201 3 Prior to the opening of trading, Shuanghui and Smithfield issue a joint press release announcing the transaction. JUNE JU N E 1, 201 3 Company A fails to deliver an alternative acquisition proposal to Smithfield. JU N E 3, 201 3 Continental Grain Company announces that it has exited its interest in Smithfield. JU N E 10, 201 3 Company B delivers a letter to Smithfield stating that it no longer intends to pursue a potential acquisition of Smithfield. JU N E 17, 201 3 Starboard Value LP makes public a letter to the Smithfield Board that, among other things, discloses its ownership of approximately 5.7% of Smithfield and suggests a piece-by-piece sale of the company. 22

JU LY 10, 201 3 CEO Larry Pope testifies before U.S. Senate Committee on Agriculture, Nutrition and Forestry to review the benefits of the Shuanghui-Smithfield transaction for U.S. farmers and agriculture, while reaffirming the commitment to upholding the highest food safety standards. JULY JU LY 12, 201 3 Smithfield announces expiration of HSR waiting period. SEPTEMBER SEPTE M BE R 6, 201 3 Shuanghui International and Smithfield receive CFIUS clearance. SEP TE M B ER 12, 20 1 3 Proxy advisory firm ISS recommends Smithfield shareholders vote "FOR" strategic combination with Shuanghui International. SEPTE M BE R 13, 201 3 Proxy advisory Firm Glass Lewis recommends Smithfield shareholders vote "FOR“ strategic combination with Shuanghui International. 23

SEPTE M BE R 24, 201 3 Smithfield shareholders approve strategic combination with Shuanghui International. SEPTE M BE R 26, 201 3 Shuanghui International and Smithfield Foods complete strategic combination, creating a leading global pork enterprise. 24

PARTNERSHIP ALL ABOUT GROWTH 25

26 GROWING EXPORTS IS KEY STRATEGIC OBJECTIVE • Partnership is all about growth and improving the agricultural environment in both US and China • Combination facilitates Smithfield’s continued growth in the US and throughout the world, including China, the world’s largest protein consuming country • Acquisition provides Smithfield opportunity to expand its offering of products to China through Shuanghui's distribution network • Shuanghui gains access to high-quality, competitively-priced and safe US products, as well as Smithfield's best practices and operational expertise • As part of Shuanghui’s international platform, Smithfield’s best practices in large-scale farming, food safety standards, environmental stewardship and animal welfare will set the global industry standard

27 STRATEGIC INITIATIVES #1 Build global trading operation to facilitate exports of US pork to Asia and other global markets #2 Explore opportunities to work together to develop premium products for Chinese market #3 Exchange best practices across global platform

28 CHINA IS A LARGE AND GROWING MARKET, AND IS ALREADY THE WORLD’S SINGLE LARGEST PROTEIN CONSUMING COUNTRY China 30% EU 15% US 14% Other 41% % Global Protein Consumption Source: 2013 USDA Foreign Agricultural Service (FAS)

29 CHINA HAS 1.35 BILLION PEOPLE, MANY OF WHOM ARE MOVING RAPIDLY INTO THE MIDDLE CLASS AND DESIRE MORE AND BETTER-QUALITY PROTEIN IN THEIR DIETS Source: USDA Foreign Agricultural Service (FAS) 83% 61% 40% 15% 32% 44% 2% 7% 16% 2005 2010 2015E Low Income Middle Income High Income

30 AS CHINESE CONSUMERS’ INCOMES RISE, THEY CONSUME LESS CARBS AND MORE PROTEIN 12% 12% 12% 14% 63% 59% 55% 52% 25% 29% 32% 34% Lower Quartile Lower Middle Upper Middle Upper Quartile % of energy intake from proteins % of energy intake from carbohydrates % of energy intake from fat Source: Capacci S., Mazzocchi M., and Liu Y. 2008. "Diet quality and income in Rural and Urban China: Evidence from the Health and Nutrition Survey." European Association of Agricultural Economists

31 PORK IS BY FAR THE LEADING PROTEIN IN THE CHINESE DIET, REPRESENTING OVER 70 PERCENT OF ALL PROTEIN CONSUMED Pork 73% Chicken 19% Beef 8% % of Chinese Meat Consumption Source: 2013 USDA Foreign Agricultural Service (FAS)

32 CHINA IS RESPONSIBLE FOR 50 PERCENT OF THE WORLD’S PORK CONSUMPTION AND THEIR DEMAND IS STILL GROWING 47% 47% 47% 47% 47% 47% 48% 48% 45% 48% 49% 50% 49% 50% 51% 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 China % of World Pork Consumption Source: USDA Foreign Agricultural Service (FAS)

33 OVER THE LAST 15 YEARS, CHINESE PER CAPITA CONSUMPTION HAS GROWN BY NEARLY 25 PERCENT 70 69 70 71 72 73 77 78 72 78 81 85 82 85 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Chinese Per Capita Pork Consumption (lbs) Source: USDA Foreign Agricultural Service (FAS) and US Census Bureau

34 US INDUSTRY EXPORTS HAVE GROWN FROM 7 PERCENT TO 22 PERCENT OF TOTAL INDUSTRY OUTPUT IN THE LAST 15 YEARS 7% 7% 8% 8% 9% 11% 13% 14% 14% 20% 18% 19% 23% 23% 22% 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 % US Production Exported Source: USDA Foreign Agricultural Service (FAS)

35 EXPORT SALES COMPRISE ABOUT 26% OF SMITHFIELD’S FRESH PORK VOLUMES AND 30% OF REVENUES Note: Other=Processor/Industrial; FY 13 third party volume and sales based on internal shipment data Retail 37% Export 30% Foodservice 10% Rendering 12% Other 11% Sales $ Export 26% Retail 25% Foodservice 6% Rendering 15% Other 28% Volume

36 SMITHFIELD FY13 EXPORT MARKETS BY VOLUME Mexico 29% Japan 23% China/HK 23% Russia 6% Korea 5% Canada 4% Philippines 4% Other 6% Note: Other category consist of the following countries: Angola, Aruba, Australia, Bahamas, Bermuda, Caribbean, Chile, Columbia, Cost Rica, Croatia, Cuba, Dominican Republic, Ecuador, El Salvador, Guama, Guatemala, Haiti, Honduras, EU, Indonesia, Macedonia, Malaysia, New Zealand, Panama, Peru, Puerto Rico, Singapore, Tahiti, Ukraine, Uruguay, Venezuela, Vietnam, Taiwan

37 BOTTOM LINE • Partnership is all about growth and improving the agricultural environment in both the US and China • Growing exports is key strategic objective • America is the low-cost, highest quality producer of hogs and pork products in the world • Shuanghui acquisition of Smithfield should drive growth and expansion for entire US pork industry